UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2014 (May 22, 2014)

DELCATH SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16133	06-1245881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

810 Seventh Avenue, 35th Floor, New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 489-2100

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 22, 2014, Delcath Systems, Inc. (the “Company”) entered into a Sublease (the “Sublease”) with SLG 810 Seventh Lessee LLC (“SLG”). The Company and SLG are parties to an Agreement of Lease dated February 5, 2010, whereby SLG leased to the Company its corporate headquarters at suite 3505 at 810 Seventh Avenue, New York, New York, which was modified to lease the remainder of the 35th floor by a Lease Modification, Extension and Additional Space Agreement dated September 27, 2010 (the Agreement of Lease, as modified, to be referred to as the “Lease”).

The terms of the Sublease provide that the Company is subletting to SLG 8,629 rentable square feet of the premises, which is approximately fifty percent (50%) of the entire leased space. The term of the sublease begins upon completion of certain work by SLG and ends on March 31, 2021. The rent for the sublet premises shall be $388,305 annually for Lease Year 1 through the first half of Lease Year 4, and $422,821 annually for the remainder of the term of the Sublease, with the rent for the first three monthly installments to be abated by $32,358.75 per month. SLG will also pay certain Additional Rent as set forth in the Lease. The Company paid a non-refundable termination fee of $92,294.35 to SLG upon execution of the Sublease.

The foregoing description of the Sublease is not complete and is qualified in its entirety by reference to the full text of the Sublease, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, as well as to the full text of the Lease, which was filed with the Company’s Form 10-Q on May 5, 2010 and Form 8-K filed on September 30, 2010, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Sublease between Delcath Systems, Inc. and SLG 810 Seventh Lessee LLC, dated May 22, 2014.

*10.2	Agreement of Lease dated February 5, 2010 and Lease Modification, Extension and Additional Space Agreement dated September 27, 2010

*	incorporated by reference, and filed with the Company’s Form 10-Q on May 5, 2010 and Form 8-K on September 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELCATH SYSTEMS, INC.

Dated: May 28, 2014	By:	/s/ Peter J. Graham

	Name:	Peter J. Graham
	Title:	Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sublease between Delcath Systems, Inc. and SLG 810 Seventh Lessee LLC, dated May 22, 2014.

*10.2	Agreement of Lease dated February 5, 2010 and Lease Modification, Extension and Additional Space Agreement dated September 27, 2010

*	incorporated by reference, and filed with the Company’s Form 10-Q on May 5, 2010 and Form 8-K on September 30, 2010.